EXHIBIT 4.1
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[STOCK CERTIFICATE APPEARS WITH THE FOLLOWING INFORMATION:]

 NUMBER                                                                        SHARES
CTHR 2001                        [C3, INC. LOGO APPEARS HERE]

                 INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

THIS CERTIFICATE IS TRANSFERABLE IN THE CITY OF NEW YORK OR IN CHARLOTTE, NORTH CAROLINA

COMMON STOCK                                       SEE REVERSE FOR CERTAIN DEFINITIONS
NO PAR VALUE                                                  CUSIP 22942P 10 9



THIS CERTIFIES THAT






IS THE OWNER OF


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                                    C3, INC.

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                              CERTIFICATE OF STOCK

[SIGNATURE]                                                          [SIGNATURE]

SECRETARY                [C3, INC. CORPORATE SEAL APPEARS HERE]        PRESIDENT


[THE FOLLOWING INFORMATION APPEARS ON RIGHT SIDE OF PAGE ROTATED 90 DEGREES:]

COUNTERSIGNED AND REGISTERED:

FIRST UNION NATIONAL BANK
(CHARLOTTE, N.C.)

TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE
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      This certificate also evidences and entitles the holder hereof to certain
Rights as set forth in the Rights Agreement between C3, Inc. (the "Company") and First Union National Bank (the "Rights Agent") dated as of February 22, 1999 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

                                    C3, INC.

      THE CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK, NO PAR VALUE, AND PREFERRED STOCK, NO PAR VALUE. PURSUANT TO THE CORPORATION'S ARTICLES OF INCORPORATION, THE BOARD OF DIRECTORS MAY DETERMINE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE PREFERRED STOCK OR ANY CLASS THEREOF OR ANY SERIES OF ANY SUCH CLASS. UPON REQUEST, THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER WITHOUT CHARGE INFORMATION IN WRITING REGARDING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO THE COMMON STOCK AND PREFERRED STOCK, INCLUDING THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE PREFERRED STOCK.

      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM - as tenants in common              UNIF GIFT MIN ACT -         Custodian for
     TEN ENT - as tenants by the entireties                          ----------------------------
     JT TEN  - as joint tenants with rights of                        (Cust)               (Minor)
               survivorship and not as tenants
               in common                                             under Uniform Gifts to Minors
                                                                     Act
                                                                         ---------------
                                                                             (State)
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    Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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     (PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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                                                                          Shares
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of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:
      ----------------------

Signature:
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          ------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.